UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2024 (February 24, 2024)

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On February 24, 2024, Riot Platforms, Inc. (together with its consolidated subsidiaries, “Riot”) entered into a purchase order, dated effective as of February 23, 2024, (the “Purchase Order”) to purchase 31,500 Bitcoin mining servers (“Miners”) from MicroBT (through its manufacturing subsidiary), a leading manufacturer of Bitcoin miners, (“MicroBT”). The Purchase Order incorporates the terms of the previously reported master purchase and sale agreement, dated effective as of June 23, 2023, by and between Riot and MicroBT (the “Master Agreement”), which provides for customary representations, warranties, covenants, and agreements, including with respect to confidentiality. The Purchase Order is in addition to Riot’s existing purchase options under the Master Agreement, which continue to grant Riot the option to purchase up to 66,560 Miners per year from MicroBT through December 31, 2027, for a total of 265,000 additional Miners, under the Master Agreement, on terms at least on par with the Purchase Order No. 2, dated as of December 1, 2023,  (“P.O. 2”) as previously reported in Riot’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 6, 2023. A copy of the Master Agreement (with certain confidential terms redacted, as indicated thereon) was filed as Exhibit 10.1 to Riot’s current report on Form 8-K filed with the SEC on June 30, 2023, and a copy of P.O. 2 (with certain confidential terms redacted, as indicated thereon) was filed as Exhibit 10.1 to Riot’s current report on Form 8-K filed with the SEC on December 6, 2023.

Pursuant to the Purchase Order, Riot is acquiring 31,500 model M60S Miners from MicroBT, with a total hash rate of 5.9 exahashes per second (EH/s), in exchange for payment of $96,673,500, plus applicable taxes and fees, (the “Purchase Price”). These Miners will be delivered in two (2) approximately equal batches, with the first 15,750 Miners to be delivered in May 2024, and the second half to be delivered in June 2024. Riot paid seventy percent (70%) of the Purchase Price as a deposit in connection with the execution of the Purchase Order and will pay the remaining thirty percent (30%) of the Purchase Price with respect to each delivery batch no later than two (2) business days prior to the scheduled delivery of that batch.

These new M60S Miners will be deployed in available capacity in Riot’s Rockdale, Texas, data center facility (the “Rockdale Facility”), including as replacements for some of the less efficient and resilient Miners currently deployed in the Rockdale Facility. Upon deployment of these new, more efficient and resilient Miners, Riot anticipates that the total hash rate capacity of its Rockdale Facility will increase from 12.4 EH/s to 15.1 EH/s by the end of July 2024. As a result of this Purchase Order and the deployment of previously announced Miner purchases at Riot’s new Corsicana, Texas, facility, Riot’s new 2024 year-end hash rate target is 31 EH/s – more than double its 2023 year-end hash rate.

The above summary of the Master Agreement and the Purchase Order does not purport to be a complete discussion of the agreement between Riot and MicroBT, and is qualified in its entirety by reference to the complete text of the Master Agreement filed (with certain confidential terms redacted, as indicated thereon) as Exhibit 10.1 to Riot’s current report on Form 8-K filed with the SEC on June 30, 2023, and to the complete text of the Purchase Order (with certain confidential terms redacted, as indicated thereon), which is filed as Exhibit 10.1 to this current report on Form 8-K filed with the SEC (this “Report”) and incorporated by reference herein.

Item 8.01 – Other Events.

On February 27, 2024, Riot released a press release announcing the new MicroBT Purchase Order (the “Press Release”), as well as an updated corporate presentation, dated as of February 27, 2024, (the “Corporate Presentation”). The updated Corporate Presentation, which includes highlighted financial and operational results for the year ended December 31, 2023, as disclosed in Riot’s annual report on Form 10-K for that period, which was filed with the SEC on February 22, 2024 (the “Annual Report”), has been revised to incorporate Riot’s updated year-end 2024 hash rate target of 31 EH/s, which has increased as a result of the new MicroBT Purchase Order. A copy of the Annual Report is available at the SEC’s website, www.sec.gov, as well as the “Investor Relations” page of Riot’s website, www.riotplatforms.com. Copies of the Press Release and the Corporate Presentation are attached as Exhibits 99.1 and 99.2 to this Report, respectively, and are available under the “Investor Relations” page of Riot’s website, www.riotplatforms.com. .

To supplement Riot’s financial results presented on a U.S. Generally Accepted Accounting Principles (“GAAP”) basis, Riot’s Corporate Presentation includes certain non-GAAP financial measures, including EBITDA and Adjusted EBITDA, which eliminate the effect of certain non-cash and non-recurring items that management believes do not reflect Riot’s ongoing strategic business operations. Riot constantly evaluates its use of non-GAAP financial measures, and Riot believes its use of these measures is helpful in assisting management’s evaluation of Riot’s performance and achievement of its strategic goals. The non-GAAP financial measures used by Riot should be viewed in addition to, and not as a substitute for, or superior to, Riot’s reported results prepared in accordance with GAAP, and they should be read only in conjunction with Riot’s consolidated financial statements and results of operations (unaudited) prepared in accordance with GAAP. Riot’s non-GAAP financial measures referenced in the Corporate Presentation, EBITDA and Adjusted EBITDA, are reconciled to their most directly comparable GAAP financial measure, net income, in the data tables and associated notes under the heading, “Non-U.S. GAAP Measures of Financial Performance,” in the Appendices at the end of the Corporate Presentation.

The information furnished pursuant to this Section 8.01 of this Report, including the Press Release and the Corporate Presentation attached as Exhibits 99.1 and 99.2 to this Report, respectively, is furnished only, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to liability under that Section, and shall not be incorporated into any filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward Looking Statements

This Report, the Press Release and Corporate Presentation (attached as Exhibits 99.1 and 99.2 hereto, respectively), as well as the documents referenced herein and therein, may contain forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Riot may also make forward-looking statements in the other reports and documents filed with the SEC, including those documents and filings incorporated herein by reference. All statements in this Report and the Corporate Presentation attached as Exhibit 99.1, as well as the documents referenced herein and therein, other than statements of historical fact, are “forward-looking statements” within the scope of this cautionary note and the PSLRA, including, but not limited to, statements concerning: our plans, strategies and objectives for future operations; new equipment, systems, technologies, services, or developments; future economic conditions, performance, or outlooks; future political conditions; the outcome of contingencies; potential acquisitions or divestitures; the number and value of Bitcoin rewards and transaction fees we earn from our Bitcoin mining operations; expected cash flows or capital expenditures; our beliefs or expectations; activities, events, or developments that we intend, expect, project, believe, or anticipate will or may occur in the future; and assumptions underlying or based upon any of the foregoing. Forward-looking statements may be identified by their use of forward-looking terminology, such as “believes,” “expects,” “may,” “should,” “would,” “will,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” and similar words or expressions; however, forward-looking statements may be made without such terminology.

Such forward-looking statements reflect our management’s opinions, expectations, beliefs, and assumptions regarding future events as of the time they are made, based on information then available to management. These forward-looking statements are not guarantees of future performance or actual results, and you should not place undue reliance on them.

The future events, conditions, or results expressed in, or implied by, such forward-looking statements may not materialize or prove to be correct due to various risks and uncertainties facing Riot, including those risks which management has identified and believes to be material, as well as those which management has not identified, or which management does not believe to be material as of the date hereof. Such identified risk factors may be found in the Annual Report, under the heading “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements”, as well as under similar headings in subsequent filings we make with the SEC. The discussion of such risks is not an indication that any such risks have occurred at the time of this filing. It is not possible for our management to predict all risks, the potential impact of all factors on our business, or the extent to which any factor, or combination of factors, may cause our actual results to differ, perhaps materially, from those contained in, or implied by, any forward-looking statements we may make. Should such risks or uncertainties develop into actual events, these developments could have a material adverse effect on our business, financial condition, results of operations, stockholder’s equity, and cash flows, and the market price of our securities may decline, as a result. Copies of these filings may be obtained from the SEC’s website, www.sec.gov and on the “Investor Relations” page of Riot’s corporate website, www.riotplatforms.com.

Accordingly, you should read this Report, the Press Release, and the Corporate Presentation, as well as the documents referenced herein or therein, and other filings we make with the SEC, completely and with the understanding that our future results may be materially different from our historical results and from the results expressed in or implied by any such forward-looking statements. All forward-looking statements attributable to us speak only as of the date they are made and, unless otherwise required by applicable securities laws, we do not assume any obligation and disclaim any intention to update or revise any such forward-looking statements. All forward-looking statements attributable to us are expressly qualified by the foregoing cautionary statements and are made in reliance of the safe harbor provisions of Section 27A of the Securities Act Section 21E of the Exchange Act and the PSLRA.

Item 9.01 – Regulation FD Disclosure.

(d)Exhibits.

EXHIBIT INDEX

The following exhibits are filed or furnished herewith:

Exhibit No.	Description
10.1*	Purchase Order No. 03, dated as of February 23, 2024, executed under that certain Master Purchase and Sale Agreement, dated as of June 23, 2023, by and between Riot Platforms, Inc. and MicroBT.
99.1	Riot Platforms, Inc. Press Release, dated February 27, 2024.
99.2	Riot Platforms, Inc. Corporate Presentation, dated as of February 27, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and similar amendments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Riot undertakes to furnish supplement copies of any of the omitted schedules upon request by the SEC.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Colin Yee
Name:	Colin Yee
Title:	Chief Financial Officer

Date: February 27, 2024